Intangible Asset, Net - Schedule of Future Estimated Amortization Expenses (Details)	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Schedule of Future Estimated Amortization Expenses [Abstract]
2026	¥ 985,844
2027	985,844
2028	985,844
2029	985,844
2030	985,844
Thereafter	40,830,380
Total	¥ 45,759,600	$ 6,510,300	¥ 46,745,444